SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 33-14987-A


Date of Report: October 10, 2006


                     CASPIAN INTERNATIONAL OIL CORPORATION
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             (Exact name of registrant as specified in its charter)


               Delaware                                65-0023471
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       (State of other jurisdiction of              (IRS Employer
        incorporation or organization                Identification No.)


         562 Kingwood Drive, Kingwood Texas                77339
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        (Address of principal executive offices)        (Zip Code)


                                 (281) 312-4717
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               (Registrant's telephone number including area code)


                                CRSI Group, Inc.
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                  (Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     Effective on October 10, 2006, CRSI Group, a Florida corporation, reincorporated in the State of Delaware by merging with and into Caspian International Oil Corporation, a Delaware corporation that was a wholly owned subsidiary of CRSI Group. As a result of the merger, Caspian International Oil Corporation is the surviving corporation, the name of the surviving corporation is "Caspian International Oil Corporation," the Certificate of Incorporation and Bylaws of Caspian International Oil Corporation are the Certificate of Incorporation and Bylaws of the surviving corporation, and each share of common stock, no par value, outstanding of CRSI Group prior to the merger is one share of common stock, $.001 par value, of Caspian International Oil Corporation. No other changes were effected with respect to the registrant or its capitalization.

Item 9.01  Financial Statements and Exhibits

3-a Certificate of Incorporation of Caspian International Oil Corporation-filed as an Appendix to the Definitive Information Statement on
     Schedule 14C filed on September 25, 2006
3-b  Bylaws of Caspian International Oil Corporation
10-a Agreement and Plan of Merger dated August 29, 2006 - filed as an
     Appendix to the Definitive Information Statement on Schedule 14C filed on September 25, 2006


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 10, 2006                  CASPIAN INTERNATIONAL OIL CORPORATION

                                  By: /s/ Nurlan Janseitov
                                  ------------------------------
                                  Nurlan Janseitov, Chairman